Exhibit 99.77(q)(1)

ITEM 77Q-1 — Exhibits

(e)(1) First Amendment effective November 30, 2015 to the Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC effective November 18, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on February 25, 2016 and incorporated herein by reference.